EXHIBIT  (21)

                            FIRST  INTERSTATE  BANCORP
                         SUBSIDIARIES  OF  THE  REGISTRANT

The  following  is  a  list of the consolidated subsidiaries  of  the
Corporation  as of December 31, 1994 with each name followed  by  the headquarters location, percentage of its voting securities  owned  by the  Corporation, indication of Federal Reserve Bank  membership  and
FRB  district.   Beneath the names of certain  subsidiaries  are  the
names  of  their  subsidiaries followed by the percentage  of  voting securities  owned by their parent.  The Corporation has  no  "parent"
within  the  meaning of section 12b-2 of the Securities and  Exchange
Act of 1934.
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
First Interstate Bank of Alaska,N.A., Anchorage, Alaska                             100%   M  12
(Incorporated under the National Bank Act)


First Interstate Bank of Arizona,N.A., Phoenix, Arizona                             100%   M  12
(Incorporated under the National Bank Act)

     CBSA Service Corp., Scottsdale, Arizona                                        100%
     (Incorporated in Arizona)

     Condo Six, Inc., Scottsdale, Arizona                                           100%
     (Incorporated in Arizona)

     First Interstate Equity Corp., Phoenix, Arizona                                100%
     (Incorporated in Arizona)

     First Interstate Financial Services Co., Phoenix, Arizona                      100%
     (Incorporated in Arizona)

     First Interstate Insurance Co. of Arizona, Phoenix, Arizona                    100%
     (Incorporated in Arizona)

     First Interstate Leasing Corp., Phoenix, Arizona                               100%
     (Incorporated in Arizona)

     First Interstate Real Estate Mortgage Company of Arizona
     Phoenix, Arizona                                                               100%
     (Incorporated in Arizona)

     GDV, Inc., Scottsdale, Arizona                                                 100%
     (Incorporated in Arizona)

     JCG, Inc., Scottsdale, Arizona                                                 100%
     (Incorporated in Arizona)

     ZTP, Inc., Scottsdale, Arizona                                                 100%
     (Incorporated in Arizona)



First Interstate Bank of California, Los Angeles, California                        100%   M  12
(Incorporated in California)

     Central Valley Security Corp., Los Angeles, California                         100%
     (Incorporated in California)

     First Interstate Bank of Canada, Toronto, Canada                               100%
     (Incorporated under section 25(1) of the Federal Reserve Act)

     First Interstate Investment Services,Inc.,Los Angeles, Calif.                  100%
     (Incorporated in California)

          First Interstate Capital Management, Inc., San Diego, California          100%
          (Incorporated in California)

          First Interstate Portfolio Lending Services, Inc.,Los Angeles, California 100%
          (Incorporated in California)

          Leland O'Brien Rubinstein Associates, Inc., Los Angeles, California   (E)  20%
          (Incorporated in California)

     First Interstate Mortgage Co., Pasadena, California                            100%
     (Incorporated in California)

     First Interstate Southwest Corp., Houston, Texas                               100%
     (Incorporated in California)

     Stonegate Partners, Inc., Los Angeles, California                              100%
     (Incorporated in California)

     T.M.M. Realty Services, Los Angeles, California                                100%
     (Incorporated in California)

     United California Bank Realty Corp., Los Angeles, California                   100%
     (Incorporated in California)

          First Interstate Bancard Co., Los Angeles, California                     100%
          (Incorporated in California)

          First Interstate Tower, Los Angeles, California                            50%
          (A Joint Venture) (E)


First Interstate Central Bank, Willows, California                                  100%   NM
(Incorporated in California)



First Interstate Bank of Denver, N.A.,  Denver Colorado                             100%   M  12
(Incorporated under the National Bank Act)

     Denver Investment Advisors, Inc., Denver, Colorado                             100%
     (Incorporated in Colorado)

     Downtown Capital Corp., Denver, Colorado                                       100%
     (Incorporated in Colorado)

     First Energy Properties,Inc., Denver, Colorado                                 100%
     (Incorporated in Colorado)

     First Interstate Denver Asset Corp., Denver, Colorado                          100%
     (Incorporated in Colorado)

     First Interstate Switch, Inc., Denver, Colorado                                100%
     (Incorporated in Colorado)


First Interstate Bank of Englewood, N.A., Englewood, Colorado                       100%   M  10
(Incorporated under the National Bank Act)

First Interstate Bank of Idaho, N.A., Boise, Idaho                                  100%   M  12
(Incorporated under the National Bank Act)

     Day Resources Development Co., Inc., Boise, Idaho                              100%
     (Incorporated in Idaho)

First Interstate Bank,Ltd, Los Angeles, California                                  100%   NM
(Incorporated in California)

First Interstate Bank of Montana, N.A., Kalispell, Montana                          100%   M   9
(Incorporated under the National Bank Act)

     First Interstate Insurance Agency of Montana, Inc., Kalispell, Montana         100%
     (Incorporated in Montana)


First Interstate Bank of Nevada, N.A., Reno, Nevada                                 100%   M  12
(Incorporated under the National Bank Act)

     Diversified Assets I,Inc., Las Vegas, Nevada                                   100%
     (Incorporated in Nevada)

     First Interstate Cash Centers, Inc., Las Vegas, Nevada                         100%
     (Incorporated in Nevada)


First Interstate Bank of New Mexico, N.A., Santa Fe, New Mexico                     100%   M  10
(Incorporated under the National Bank Act)


First Interstate Bank of Oregon, N.A., Portland, Oregon                             100%   M  12
(Incorporated under the National Bank Act)

     Equity Holding Company Limited, Portland, Oregon                               100%
     (Incorporated in Oregon)

     First Interstate Development Corp., Portland, Oregon                           100%
     (Incorporated in Oregon)

     First Interstate Insurance Agency of Oregon,Inc., Portland,Oregon              100%
     (Incorporated in Oregon)


First Interstate Bank of Texas, N.A., Houston, Texas                                100%   M  11
(Incorporated under the National Bank Act)

     Idlewilde Co., Houston, Texas                                                  100%
     (Incorporated in Texas)


First Interstate Bank of Utah, N.A., Salt Lake City, Utah                           100%   M  12
(Incorporated under the National Bank Act)

     First Interstate Insurance Agency of Utah,Inc., Park City, Utah                100%
     (Incorporated in Utah)


First Interstate Bank of Washington, N.A., Seattle, Washington                      100%   M  12
(Incorporated under the National Bank Act)

     Evergreen Marine Leasing, Inc., Seattle, Washington                            100%
     (Incorporated in Washington)

     First Interstate Electronic Services Corp., Seattle, Washington                100%
     (Incorporated in Washington)

     First Interstate Insurance Agency of Washington,Inc., Seattle, Washington      100%
     (Incorporated in Washington)

     Tacsea, Inc., Seattle, Washington                                              100%
     (Incorporated in Washington)


First Interstate Bank of Wyoming, N.A., Casper, Wyoming                             100%   M  10
(Incorporated under the National Bank Act)

     First Interstate Wyoming Holdings Inc., Casper, Wyoming                        100%
     (Incorporated in Wyoming)


DAG Management, Inc., Denver, Colorado                                              100%
(Incorporated in Colorado)

     First Interstate Commercial Corp., Denver, Colorado                            100%
     (Incorporated in California)

     First Interstate Commercial Mortgage Co., Chicago, Illinois                    100%
     (Incorporated in Illinois)

     Regency Land Co., Denver, Colorado                                             100%
     (Incorporated in Colorado)

FIL Holding Co., London England                                                     100%
(Incorporated in Delaware)

     First Interstate Holding (UK) Ltd, London, England                             100%
     (Incorporated in the United Kingdom)

First Interstate Administracao e Servicos,Ltd, Rio De Janerio, Brazil               100%
(Incorporated under section 25(a) of the Federal Reserve Act)

First Interstate Franchise Services, Inc., Los Angeles, California                  100%
(Incorporated in California)

First Interstate International Trust Co. (Cayman) Ltd,Grand Cayman, Cayman Islands  100%
(Incorporated in the Cayman Islands)

First Interstate Resource Finance Associates, Newport Beach, Calif.                 100%
(Incorporated in California)

First Interstate Securities, Inc., San Diego, California                            100%
(Incorporated in California)

First Interstate Services Co. (UK) Ltd, London, England                             100%
(Incorporated in the United Kingdom)

First Interstate Servicios Financieros,S.A., Madrid, Spain                          100%
(Incorporated in Spain)

San Diego Life Insurance Co., San Diego, California                                 100%
(Incorporated in California)

Western Bonding & Casualty Company, Burlington, Vermont                             100%
(Incorporated in Vermont)



M:  member of Federal Reserve System
NM: nonmember of Federal Reserve System
E: included in the consolidated financial statements on the basis of equity in total capital accounts and results of operations

This listing does not include inactive subsidiaries of the Corporation.
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